Exhibit 10.3

TRANSITION COMPENSATION AND RELEASE AGREEMENT

This TRANSITION COMPENSATION AND RELEASE AGREEMENT (this “Agreement”) is entered into by and between Paycom Software, Inc., a Delaware corporation (the “Company”) and Bradley S. Smith (the “Participant”), effective as of August 18, 2025.

WHEREAS, the Company sponsors and maintains the Paycom Software, Inc. 2023 Long-Term Incentive Plan (the “LTIP”);

WHEREAS, pursuant to the LTIP and (i) that certain Restricted Stock Award Agreement – Time-Based Vesting (Executive), dated May 2, 2023 (the “2023 RS Award Agreement”), the Company previously granted to the Participant, an award of 40,000 time-based shares of restricted stock (the “2023 RS Award”), under which 26,000 shares remain unvested and outstanding; (ii) that certain Restricted Stock Unit Award Agreement – Time-Based Vesting (Executive), dated May 2, 2023 (the “2023 RSU Award Agreement”), the Company previously granted to the Participant an award of 2,070 time-based restricted stock units (the “2023 RSU Award”), under which 690 units remain unvested and outstanding; (iii) that certain Restricted Stock Unit Award Agreement – Time-Based Vesting (Executive), dated March 1, 2024 (the “2024 RSU Award Agreement”), the Company previously granted to the Participant an award of 4,522 time-based restricted stock units (the “2024 RSU Award”), under which, 3,015 units remain unvested and outstanding; (iv) that certain Restricted Stock Unit Award Agreement – Time-Based Vesting (Executive), dated February 21, 2025 (the “2025 RSU Award Agreement”), the Company previously granted to the Participant an award of 9,589 time-based restricted stock units (the “2025 RSU Award” and, collectively with the 2023 RSU Award and the 2024 RSU Award, the “RSU Awards”), all of which remain unvested and outstanding; and (v) that certain Restricted Stock Unit Award Agreement – Performance-Based Vesting, dated February 21, 2025 (the “2025 PSU Award Agreement”), the Company previously granted to the Participant an award of 9,589 performance-based restricted stock units (the “2025 PSU Award”), all of which remain unvested and outstanding (the agreements identified in clauses (i) through (v) above, collectively, the “Smith Award Agreements”);

WHEREAS, the Participant’s employment with the Company and its subsidiaries will transition from the role of Chief Information Officer to the role of Senior Technical Strategist, effective as of October 31, 2025 (the “Transition Date”), pursuant to the terms of that letter agreement by and between the Participant and Paycom Payroll, LLC, dated as of even date herewith (the “Letter Agreement”), and the Participant will continue full-time employment in such role on and after the Transition Date;

WHEREAS, as of immediately prior to the Transition Date, (i) 26,000 total shares of time-based restricted stock previously granted to the Participant under the Smith Award Agreements will remain unvested and outstanding (the “Unvested Shares”); (ii) 13,294 total time-based restricted stock units previously granted to the Participant under the Smith Award Agreements will remain unvested and outstanding (the “Unvested RSUs”); and 9,589 total performance-based restricted stock units previously granted to the Participant under the Smith Award Agreements will remain unvested and outstanding (the “Unvested PSUs” and, collectively with the Unvested Shares and the Unvested RSUs, the “Unvested Incentives”); and

WHEREAS, in exchange for the consideration described below, the Company and the Participant desire to cancel all of the Unvested Incentives (excluding the Accelerated Incentives (as defined below) and the Unvested PSUs) as of the Effective Date (as defined in Exhibit A, attached hereto), so that on and after the Effective Date, all Unvested Incentives (excluding the Accelerated Incentives and the Unvested PSUs) and the associated Smith Agreements shall be cancelled, terminated, and of no further force or effect.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.
Consideration; Accelerated Incentives; Continuation of the 2025 PSU Award.

a.
Provided that the Participant complies with this Agreement, in consideration of (a) the Participant’s execution of this Agreement and promises herein, (b) the Participant’s execution of the release of claims against the Company described in Section 3 and in the form set forth in Exhibit A of this Agreement, provided it is not executed prior to the Transition Date, and (c) the Participant’s agreement to cancel certain Unvested Incentives (as set forth in Section 2 below) and any other rights, obligations and liabilities of the Company granting the Participant the right to acquire shares of Company common stock or other ownership interests of the Company in connection with such Unvested Incentives, the Company agrees to accelerate the vesting of (i) 7,000 Unvested Shares under the 2023 RS Award (the “Accelerated Shares”), and (ii) 5,393 Unvested RSUs under the RSU Awards (the “Accelerated RSUs, together with the Accelerated Shares, collectively, the “Accelerated Incentives”), effective as of the Effective Date.

b.
Unless the 2025 PSU Award has been otherwise forfeited by the Participant prior to the Transition Date, the 2025 PSU Award shall remain outstanding and eligible to vest on and after the Transition Date, in accordance with and subject to the terms and conditions of the 2025 PSU Award Agreement.

2.
Cancellation of Unvested Incentives. In exchange for the consideration described in Section 1 above, the Participant hereby agrees that each of the following shall be cancelled, terminated, and of no further force or effect, effective on the Effective Date: (a) 19,000 Unvested Shares under the 2023 RS Award, and (b) 7,901 Unvested RSUs under the RSU Awards (clauses (a) and (b), collectively, the “Cancelled Incentives”). Neither the Company nor the Participant shall have any further rights or obligations with respect to the Cancelled Incentives or under the Smith Award Agreements as they relate to the Cancelled Incentives, or with respect to any shares of common stock of the Company that could have been acquired under the Smith Award Agreements with respect to the Unvested Incentives (with the exception of the Accelerated Incentives and the 2025 PSU Award (if applicable)).

3.
Release. The Participant agrees to execute and deliver to the Company the release of claims in the form set forth in Exhibit A of this Agreement (the “Release Agreement”) on the Transition Date. The Participant acknowledges and agrees that the Release Agreement must be executed on the Transition Date and will not meet the conditions under Section 1 of this Agreement if it is executed prior to the Transition Date.

4.
Representations and Warranties. The Participant hereby represents and warrants to the Company that: (a) there are no restrictions on the cancellation of the Cancelled Incentives, (b) the Participant has full power and authority to enter into and perform this Agreement and to carry out the transactions contemplated hereby, and (c) this Agreement (including the Release Agreement) constitutes the legal, valid, and binding obligation of the Participant, enforceable against the Participant in accordance with its terms. The Participant has read and understood this Agreement and is entering into this Agreement voluntarily. The Participant agrees that this Agreement provides good and valuable consideration for the Participant’s agreements contained herein and in the Release Agreement.

5.
Miscellaneous.

a. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

b. Parties Bound. The terms, provisions, representations, warranties, covenants, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns.

c. Entire Agreement. This Agreement, together with the Release Agreement, contains the entire understanding of the parties to this Agreement with respect to the subject matter contained in this Agreement and supersedes all prior agreements and understandings among the parties with respect to such subject matter, including, without limitation, the Smith Award Agreements. For the avoidance of doubt, this Agreement does not supersede (i) the Participant’s agreement to the Company’s corporate and personnel policies, (ii) the Letter Agreement, (iii) the Employee Intellectual Property Assignment, Confidentiality, and Class Action Waiver Agreement signed by the Participant on February 4, 2025, and (iv) the Non-Solicitation Agreement signed by the Participant on February 4, 2025.

d. Disclaimer of Reliance. Except for the specific representations expressly made by the Company in this Agreement, the Participant specifically disclaims that the Participant is relying upon or has relied upon on any communications, promises, statements, inducements, or representation(s) that may have been made, oral or written, regarding the subject matter of this Agreement. The parties to this Agreement represent that they are relying solely and only on their own judgment in entering into this Agreement.

e. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Oklahoma (excluding any conflict of laws rule or principle of Oklahoma law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

f. Execution. This Agreement may be executed in two or more counterparts (including facsimile or portable document (“.pdf”) counterparts), all of which taken together shall constitute one instrument. The exchange of copies of this Agreement and of signature pages by facsimile or .pdf transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or .pdf shall be deemed to be their original signatures for any purpose whatsoever.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement as of the date above.

COMPANY:

Paycom Software, Inc.

By: /s/ Matt Paque
Name: Matt Paque
Title: Chief Legal Officer and Secretary

Participant:

/s/ Bradley S. Smith
Signature

Name:	Bradley S. Smith
Address:

Signature Page to the

Transition Compensation and Release Agreement

Exhibit A

Release Agreement

This RELEASE AGREEMENT (this “Release Agreement”) is entered into by and between Paycom Software, Inc., a Delaware corporation (the “Company”), and Bradley S. Smith (the “Participant”), effective as of the Effective Date (as defined below).

WHEREAS, the parties have entered into a Transition Compensation and Release Agreement, dated as of August 18, 2025 (the “Transition Agreement”); and

WHEREAS, in exchange for the release of claims set forth herein, the Company has agreed to provide certain consideration to the Participant as set forth in the Transition Agreement, provided that this Release Agreement is executed on the Transition Date (as defined and set forth in the Transition Agreement).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties to this Release Agreement agree as follows:

1.
Release. Effective as of the Effective Date, and in exchange for the consideration provided to the Participant pursuant to the Transition Agreement, the Participant (for himself and his heirs, successors and assigns) unconditionally and irrevocably releases and discharges the Company and its successors, assigns, parents, divisions, subsidiaries, and affiliates, and its present and former officers, directors, employees, agents, fiduciaries, and employee benefit plans (collectively, the “Released Parties”) from any and all claims, counterclaims, set-offs, debts, demands, choses in action, obligations, remedies, suits, damages, and liabilities in connection with or arising from (i) the reduction of his rights to acquire shares of Company common stock pursuant to the 2023 RS Award or the RSU Awards (as such terms are defined in the Transition Agreement); (ii) the forfeiture of any rights to acquire securities of the Company pursuant to the Cancelled Incentives (as defined in the Transition Agreement) and the shares of Company common stock issuable thereunder; (iii) the Participant’s hiring or employment with the Company; (iv) the demotion or discontinuation of the Participant’s employment with the Company; or (v) the Transition Agreement and this Release Agreement (collectively, the “Released Claims”), whether now known or unknown, arising from common law, statute or in equity, which the Participant or the Participant’s successors, heirs, or assigns ever had, have, or in the future may claim to have against the Released Parties and which may have arisen at any time on or prior to the Transition Date and to the full extent such claims may be released under applicable law. Such Released Claims include, without limitation, claims for wrongful discharge, libel, slander, breach of express or implied contract or implied covenant of good faith and fair dealing, fraud, concealment, negligence, negligent misrepresentation, promissory estoppel, quantum meruit, intentional or negligent infliction of emotional distress, violation of public policy, discrimination, retaliation, harassment and claims arising under any laws that prohibit age, sex, sexual orientation, race, national origin, color, disability, religion, veteran, workers’ compensation or any other form of discrimination, harassment, or retaliation, including, without limitation, claims under the Americans with Disabilities Act of 1990, as amended, the Rehabilitation Act of 1973, Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §1981, the Civil Rights Act of 1991, the Civil Rights Act of 1866 and/or 1871, the Equal Pay Act of 1963, the Lilly Ledbetter Fair Pay Act of 2009, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act of 1993, the Occupational Safety and Health Act, the Employee Polygraph Protection Act, the Uniformed Services Employment and Reemployment Rights Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information Nondiscrimination Act, the National Labor Relations Act, the Labor Management Relations Act, the Immigration Reform and Control Act, the Oklahoma Anti-Discrimination Act, the Oklahoma Standards for Workplace Drug and Alcohol Testing Act, Oklahoma medical marijuana laws, retaliation under the Administrative Workers’ Compensation Act and the Oklahoma Workers’ Compensation Act, Oklahoma public policy, Oklahoma’s Genetic Non-Discrimination in Employment Act, Delaware’s

Exhibit A to the

Transition Compensation and Release Agreement

Discrimination in Employment Act, any statute or laws of the State of Oklahoma and Delaware, any other similar or equivalent federal, state or local laws, any other federal, state, local, municipal or common law whistleblower, discrimination or anti-retaliation statute, law or ordinance, and any other claims arising under state or federal law, as well as any expenses, costs or attorneys’ fees. Except as required by law, the Participant agrees never to commence or aid any action or proceeding against the Released Parties based on any of the Released Claims. Notwithstanding the foregoing, this release shall not apply to any of the Company’s obligations under this Release Agreement or the Transition Agreement.

2.
No Interference. Nothing in this Release Agreement is intended to interfere with the Participant’s right to report possible violations of federal, state or local law or regulation to any governmental or law enforcement agency or entity, or to make other disclosures that are protected under the whistleblower provisions of federal or state law or regulation. The Participant further acknowledges that nothing in this Release Agreement is intended to interfere with the Participant’s right to file a claim or charge with, or testify, assist, or participate in an investigation, hearing, or proceeding conducted by, the Equal Employment Opportunity Commission (“EEOC”), any state human rights commission, or any other government agency or entity. However, by executing this Release Agreement, the Participant hereby waives the right to recover any damages or benefits in any proceeding the Participant may bring before the EEOC, any state human rights commission, or any other government agency or entity or in any proceeding brought by the EEOC, any state human rights commission, or any other government agency or entity on the Participant’s behalf with respect to any of the Released Claims; except that the Participant does not waive any right to, and shall not be precluded from seeking, any government issued award including any whistleblower award pursuant to Section 21F of the Securities Exchange Act of 1934 or similar provision.

3.
No Admission of Liability. This Release Agreement shall not in any way be construed as an admission by the Company or the Participant of any acts of wrongdoing or violation of any statute, law, or legal right. Rather, the parties to this Release Agreement specifically deny and disclaim that either has any liability to the other.
4.
Further Assurances. Each party to this Release Agreement agrees that it will perform all such further acts and execute and deliver all such further documents as may be reasonably required in connection with the consummation of the transactions contemplated hereby in accordance with the terms of this Release Agreement.

5.
Review. The Participant acknowledges that: (i) this Release Agreement is written in terms and sets forth conditions in a manner which the Participant understands; (ii) the Participant has carefully read and understands all of the terms and conditions of this Release Agreement; (iii) the Participant agrees with the terms and conditions of this Release Agreement; and (iv) the Participant enters into this Release Agreement knowingly and voluntarily. The Participant acknowledges that the Participant does not waive rights or claims that may arise after the Transition Date, and that the Participant has been given at least forty-five (45) calendar days after the Participant received this Release Agreement, to review and consider this Release Agreement and that any modifications, material or otherwise, made to this Release Agreement do not restart or affect in any manner the original forty-five (45) day consideration period. The Participant understands that if the Participant does not sign this Release Agreement on the Transition Date, the offer under this Release Agreement and the Transition Agreement will be withdrawn automatically. After the Participant signs this Release Agreement, the Participant will have a period of seven (7) calendar dates to revoke the Participant’s acceptance of this Release Agreement. If the Participant decides to revoke this Release Agreement, the Participant must provide written notification of revocation to the Company at [*********] within the seven (7) day revocation period. This Release Agreement will not become effective or enforceable until the eighth (8th) day after the Participant signs this Release Agreement provided that the Agreement is not earlier revoked as provided herein (the “Effective Date”).

6.
Law Governing. This Release Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Oklahoma (excluding any conflict of laws rule or principle of

Exhibit A to the

Transition Compensation and Release Agreement

Oklahoma law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

7.
Execution. This Release Agreement may be executed in two or more counterparts (including facsimile or portable document (“.pdf”) counterparts), all of which taken together shall constitute one instrument. The exchange of copies of this Release Agreement and of signature pages by facsimile or .pdf transmission shall constitute effective execution and delivery of this Release Agreement as to the parties and may be used in lieu of the original Release Agreement for all purposes. Signatures of the parties transmitted by facsimile or .pdf shall be deemed to be their original signatures for any purpose whatsoever.

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Exhibit A to the

Transition Compensation and Release Agreement

IN WITNESS WHEREOF, the Company has caused this Release Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Release Agreement as of the Transition Date.

COMPANY:

Paycom Software, Inc.

By: /s/ Matt Paque
Name: Matt Paque
Title: Chief Legal Officer and Secretary

Participant:

/s/ Bradley S. Smith
Signature

Name:	Bradley S. Smith
Address:

Exhibit A to the

Transition Compensation and Release Agreement

Signature Page to the Release Agreement